UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2013

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01    Regulation FD Disclosure.

Kansas City Southern (“KCS”) is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release dated September 20, 2013, announcing the date, time and other relevant information regarding KCS’s presentation and conference call of its financial results for the quarter ended September 30, 2013.

Item 9.01     Financial Statements and Exhibits.
(d)
News Release issued by Kansas City Southern, dated September 20, 2013, entitled “KCS Announces Third Quarter 2013 Earnings Release and Conference Call Time” is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

September 24, 2013	By:	/s/ Adam J. Godderz
Name: Adam J. Godderz
Title: Associate General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News Release issued by Kansas City Southern, dated September 20, 2013, entitled “KCS Announces Third Quarter 2013 Earnings Release and Conference Call Time” is attached hereto as Exhibit 99.1.